Exhibit 10.2

EXECUTION COPY

SIXTH SUPPLEMENTAL INDENTURE

Dated as of May 6, 2010

Among

LIVE NATION ENTERTAINMENT, INC.,

The Guarantors Party Hereto

And

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

THIS SIXTH SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”), entered into as of May 6, 2010, among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “New Issuer”), the guarantors listed in Appendix I attached hereto (the “Existing Guarantors”), and the guarantors listed in Appendix II hereto (each, a “New Guarantor,” and together with the Existing Guarantors, the “Guarantors”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).

RECITALS

WHEREAS, Ticketmaster Entertainment LLC, a Delaware limited liability company (“Ticketmaster”), and Ticketmaster Noteco, Inc., a Delaware corporation (“Noteco” and, together with Ticketmaster, the “Previous Issuers”), the Existing Guarantors and the Trustee are parties to an Indenture, dated as of July 28, 2008, as supplemented by the First Supplemental Indenture, dated as of August 20, 2008, the Second Supplemental Indenture, dated as of April 30, 2009, the Third Supplemental Indenture, dated as of July 23, 2009, the Fourth Supplemental Indenture, dated as of January 25, 2010, and the Fifth Supplemental Indenture, dated as of April 30, 2010 (as so supplemented, the “Indenture”), relating to the Previous Issuers’ 10.75% Senior Notes due 2016 (the “Notes”);

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of May 4, 2010 between Ticketmaster and the New Issuer, Ticketmaster was merged with and into the New Issuer on the date hereof, with the New Issuer continuing as the surviving corporation of such merger (the “Ticketmaster Merger”);

WHEREAS, pursuant to resolutions duly adopted by the board of directors of the New Issuer on May 4, 2010 and after giving effect to the consummation of the Ticketmaster Merger, Noteco was merged with and into the New Issuer on the date hereof, with the New Issuer continuing as the surviving corporation of such merger (the “Noteco Merger” and, together with the Ticketmaster Merger, the “Mergers”);

WHEREAS, as a result of the consummation of the Mergers, Article 5 of the Indenture requires the New Issuer to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Issuer assumes the obligations of the Previous Issuers under the Indenture and the Notes;

WHEREAS, Section 4.13 of the Indenture requires the New Issuer to cause each Domestic Subsidiary that is not a Guarantor under the Notes but becomes a guarantor under a Credit Facility to execute and deliver to the Trustee a supplemental indenture pursuant to which such Domestic Subsidiary shall unconditionally guarantee all of the New Issuer’s obligations under the Indenture and the Notes;

WHEREAS, the New Issuer desires to amend the Notes pursuant to Section 9.01 of the Indenture to reflect the assumption of the Previous Issuers’ obligations under the Notes by the New Issuer and the addition of the New Guarantors;

WHEREAS, pursuant to Section 9.01 of the Indenture, the New Issuer, the Guarantors and the Trustee can execute this Sixth Supplemental Indenture without the consent of holders;

WHEREAS, all things necessary have been done to make this Sixth Supplemental Indenture, when executed and delivered by the New Issuer and the Guarantors, the legal, valid and binding agreement of the New Issuer and the Guarantors, in accordance with its terms; and

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NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Sixth Supplemental Indenture hereby agree as follows:

ARTICLE I

Section 1.1 Capitalized Terms. Capitalized terms used herein and not otherwise amended or defined herein are used as defined in the Indenture.

Section 1.2 Agreement of New Issuer. Pursuant to Article 5 of the Indenture, the New Issuer, hereby expressly assumes and agrees to perform all the obligations of the Previous Issuers under the Notes and the Indenture, including the due and punctual payment of the principal of (and premium, if any) and interest on the Notes and the performance of every covenant of the Indenture on the part of the Previous Issuers to be performed or observed.

Section 1.3 Amendment of term “Issuer.” From and after the date hereof, the Indenture shall be amended such that the defined term “Issuer” is amended to mean Live Nation Entertainment, Inc.

Section 1.4 Notation on the Notes. Pursuant to Section 9.05 of the Indenture, the Trustee shall place the following notation on the Notes:

“On May 6, 2010, Ticketmaster Entertainment LLC, a Delaware limited liability (“Ticketmaster”) and Ticketmaster Noteco, Inc., a Delaware corporation (“Noteco” and, together with Ticketmaster, the “Previous Issuers”), were separately merged with and into Live Nation Entertainment, Inc., with the surviving corporation of such mergers being Live Nation Entertainment, Inc. (the “New Issuer”). The New Issuer assumed and agreed to perform on the part of the Previous Issuers the due and punctual payment of the principal of (and premium, if any) and interest on the Notes and the performance of every covenant of the Indenture on the part of the Previous Issuers to be performed or observed.”

Anything herein or in the Indenture to the contrary notwithstanding, the failure to affix the notation herein provided to any Note or to exchange any Note for a new Note modified as herein provided shall not affect any of the rights of the Holder of such Note.

Section 1.5 Agreement to Guarantee. Each New Guarantor hereby agrees to guarantee the New Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture. From and after the date hereof, each New Guarantor shall be a Guarantor for all purposes under the Indenture and the Notes.

Section 1.6 Incorporation of Terms of Indenture. The obligations of each New Guarantor under the Guarantee shall be governed in all respects by the terms of the Indenture and shall constitute a Guarantee thereunder. Each New Guarantor shall be bound by the terms of the Indenture as they relate to the Guarantee.

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ARTICLE II

Section 2.1 Amendment of the Notes. Any corresponding provisions reflected in the Notes shall also be deemed amended in conformity herewith.

Section 2.2 Effectiveness of Amendments. This Sixth Supplemental Indenture shall be effective upon execution hereof by the New Issuer, the Guarantors and the Trustee.

Section 2.3 Interpretation; Severability. The Indenture shall be modified and amended in accordance with this Sixth Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Sixth Supplemental Indenture will control. The Indenture, as modified and amended by this Sixth Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Sixth Supplemental Indenture, the provisions of the Indenture, as modified by this Sixth Supplemental Indenture, shall control. In case any provision in this Sixth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.4 Governing Law. This Sixth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 2.5 Counterparts. This Sixth Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 2.6 Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.

Section 2.7 Trustee. The recitals contained herein are made by the New Issuer and the Guarantors, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Sixth Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Sixth Supplemental Indenture.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed as of the date first above written.

LIVE NATION ENTERTAINMENT, INC.,
as Issuer

By:	/s/ Michael G. Rowles
Name:	Michael Rowles
Title:	Executive Vice President,
General Counsel and Secretary

Signature Page to Sixth Supplemental Indenture

LN ACQUISITION HOLDCO LLC

By:	LIVE NATION ENTERTAINMENT, INC.,
its sole member

By:	/s/ Michael G. Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel
and Secretary

CONNECTICUT PERFORMING ARTS PARTNERS

By:	NOC, INC., a general partner

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

By:	CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION, a general partner

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

Signature Page to Sixth Supplemental Indenture

BILL GRAHAM ENTERPRISES, INC.
CELLAR DOOR VENUES, INC.
COBB’S COMEDY INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
CONNECTICUT PERFORMING ARTS, INC.
EVENING STAR PRODUCTIONS, INC.
EVENTINVENTORY.COM, INC.
EVENT MERCHANDISING INC.
FILLMORE THEATRICAL SERVICES
FLMG HOLDINGS CORP.
HOB MARINA CITY, INC.
HOUSE OF BLUES SAN DIEGO, LLC
IAC PARTNER MARKETING, INC.
LIVE NATION HOLDCO #1, INC.
LIVE NATION HOLDCO #2, INC.
LIVE NATION MARKETING, INC.
LIVE NATION MTOURS (USA), INC.
LIVE NATION TOURING (USA), INC.
LIVE NATION UTOURS (USA), INC.
LIVE NATION WORLDWIDE, INC.
MICROFLEX 2001 LLC
NETTICKETS.COM, INC.
NOC, INC.
OPENSEATS, INC.
PREMIUM INVENTORY, INC.
SHORELINE AMPHITHEATRE, LTD.
SHOW ME TICKETS, LLC
THE V.I.P. TOUR COMPANY
TICKETMASTER ADVANCE TICKETS, L.L.C.
TICKETMASTER CALIFORNIA GIFT CERTIFICATES L.L.C.
TICKETMASTER CHINA VENTURES, L.L.C.
TICKETMASTER EDCS LLC
TICKETMASTER FLORIDA GIFT CERTIFICATES L.L.C.
TICKETMASTER GEORGIA GIFT CERTIFICATES L.L.C.
TICKETMASTER-INDIANA, L.L.C.
TICKETMASTER INDIANA HOLDINGS CORP.
TICKETMASTER L.L.C.
TICKETMASTER MULTIMEDIA HOLDINGS LLC
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TICKETMASTER WEST VIRGINIA GIFT CERTIFICATES L.L.C.
TICKETSNOW.COM, INC.
TICKETWEB, LLC
TM VISTA INC.
TNA TOUR II (USA) INC.
TNOW ENTERTAINMENT GROUP, INC.

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

Signature Page to Sixth Supplemental Indenture

ELECTRIC FACTORY CONCERTS, INC.
HOB BOARDWALK, INC.
HOB CHICAGO, INC.
HOB ENTERTAINMENT, INC.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION CHICAGO, INC.
LIVE NATION CONCERTS, INC.

By:	/s/ Michael G. Rowles
Name:	Michael Rowles
Title:	President

LIVE NATION MERCHANDISE, INC.
LIVE NATION TICKETING, LLC
LIVE NATION VENTURES, INC.

By:	/s/ Michael G. Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

LIVE NATION BOGART, LLC
LIVE NATION – HAYMON VENTURES, LLC
LIVE NATION STUDIOS, LLC
MICHIGAN LICENSES, LLC
MUSICTODAY, LLC
WILTERN RENAISSANCE LLC

By:	LIVE NATION WORLDWIDE, INC.,
its sole member

By:	/s/ Kathy Willard
Name:	Kathy Willard
Title:	Executive Vice President

Signature Page to Sixth Supplemental Indenture

AZOFF PROMOTIONS LLC
ENTERTAINERS ART GALLERY LLC
FRONT LINE BCC LLC
FRONT LINE MANAGEMENT GROUP, INC.
ILAA, INC.
ILA MANAGEMENT, INC.
MORRIS ARTISTS MANAGEMENT LLC

By:	/s/ Colin Hodgson
Name:	Colin Hodgson
Title:	Chief Financial Officer

FEA MERCHANDISE INC.
SPALDING ENTERTAINMENT, LLC

By:	/s/ Colin Hodgson
Name:	Colin Hodgson
Title:	Vice President, Secretary and Treasurer

Signature Page to Sixth Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:	/s/ Alex Briffett
	Name:	John A. (Alex) Briffett
	Title:	Authorized Signatory

Signature Page to Sixth Supplemental Indenture

APPENDIX I

Existing Guarantors

FLMG HOLDINGS CORP.,

IAC PARTNER MARKETING, INC.,

MICROFLEX 2001 LLC,

TICKETMASTER ADVANCE TICKETS, L.L.C.,

TICKETMASTER CALIFORNIA GIFT CERTIFICATES L.L.C.,

TICKETMASTER CHINA VENTURES, L.L.C.,

TICKETMASTER EDCS LLC,

TICKETMASTER FLORIDA GIFT CERTIFICATES L.L.C.,

TICKETMASTER GEORGIA GIFT CERTIFICATES L.L.C.,

TICKETMASTER INDIANA HOLDINGS CORP.,

TICKETMASTER L.L.C.,

TICKETMASTER MULTIMEDIA HOLDINGS LLC,

TICKETMASTER NEW VENTURES HOLDINGS, INC.,

TICKETMASTER WEST VIRGINIA GIFT CERTIFICATES L.L.C.,

TICKETMASTER-INDIANA, L.L.C.,

TM VISTA INC.,

EVENTINVENTORY.COM, INC.,

NETTICKETS.COM, INC.,

OPENSEATS, INC.,

PREMIUM INVENTORY, INC.,

SHOW ME TICKETS, LLC,

THE V.I.P. TOUR COMPANY,

Appendix I

TICKETSNOW.COM, INC.,

TNOW ENTERTAINMENT GROUP, INC.,

TICKETWEB, LLC,

FRONT LINE MANAGEMENT GROUP, INC.,

AZOFF PROMOTIONS LLC,

FRONT LINE BCC LLC,

ILAA, INC.,

ILA MANAGEMENT, INC.,

ENTERTAINERS ART GALLERY LLC,

MORRIS ARTISTS MANAGEMENT LLC,

FEA MERCHANDISE INC.,

SPALDING ENTERTAINMENT, LLC,

Appendix I

APPENDIX II

New Guarantors

BILL GRAHAM ENTERPRISES, INC.,

CELLAR DOOR VENUES, INC.,

COBB’S COMEDY INC.,

CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION,

CONNECTICUT PERFORMING ARTS, INC.,

CONNECTICUT PERFORMING ARTS PARTNERS,

ELECTRIC FACTORY CONCERTS, INC.,

EVENING STAR PRODUCTIONS, INC.,

EVENT MERCHANDISING INC.,

FILLMORE THEATRICAL SERVICES,

HOB BOARDWALK, INC.,

HOB CHICAGO, INC.,

HOB ENTERTAINMENT, INC.,

HOB MARINA CITY, INC.,

HOUSE OF BLUES ANAHEIM RESTAURANT CORP.,

HOUSE OF BLUES CLEVELAND, LLC,

HOUSE OF BLUES CONCERTS, INC.,

HOUSE OF BLUES DALLAS RESTAURANT CORP.,

HOUSE OF BLUES HOUSTON RESTAURANT CORP.,

HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.,

HOUSE OF BLUES LOS ANGELES RESTAURANT CORP.,

Appendix II

HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.,

HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.,

HOUSE OF BLUES ORLANDO RESTAURANT CORP.,

HOUSE OF BLUES RESTAURANT HOLDING CORP.,

HOUSE OF BLUES SAN DIEGO, LLC,

HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.,

LIVE NATION BOGART, LLC

LIVE NATION CHICAGO, INC.

LIVE NATION CONCERTS, INC.

LIVE NATION – HAYMON VENTURES, LLC

LIVE NATION HOLDCO #1, INC.,

LIVE NATION HOLDCO #2, INC.,

LIVE NATION MARKETING, INC.,

LIVE NATION MERCHANDISE, INC.,

LIVE NATION MTOURS (USA), INC.,

LIVE NATION STUDIOS, LLC,

LIVE NATION TICKETING, LLC,

LIVE NATION TOURING (USA), INC.,

LIVE NATION UTOURS (USA), INC.,

LIVE NATION VENTURES, INC.,

LIVE NATION WORLDWIDE, INC.,

LN ACQUISITION HOLDCO LLC,

MICHIGAN LICENSES, LLC,

MUSICTODAY, LLC

Appendix II

NOC, INC.

SHORELINE AMPHITHEATRE, LTD.,

TNA TOUR II (USA) INC.,

WILTERN RENAISSANCE LLC

Appendix II